Exhibit 99.1
Key Energy Services, Inc.

News Release

For Immediate Release:	Contact: Gary Russell
Thursday, July 14, 2011	713-651-4434
Key Energy Services Announces Definitive Agreement
to Acquire Edge Oilfield Services and Summit Oilfield Services
HOUSTON, TX, July 14, 2011 — Key Energy Services, Inc. (NYSE: KEG) today announced that it has reached a definitive agreement to acquire Edge Oilfield Services, L.L.C. and Summit Oilfield Services, L.L.C. (collectively “Edge”) for consideration of approximately $300 million, consisting of approximately 7.5 million shares of Key common stock and approximately $164 million in cash, which is subject to working capital and other adjustments at closing. Key anticipates funding the cash portion of the consideration from available cash and borrowings under its credit facility. In addition to the $300 million of consideration, Key has also agreed to reimburse or fund up to $40 million of Edge’s pre-closing capital expenditures related to Edge’s expansion into the Eagle Ford shale, which began generating revenue this quarter.
The closing of this transaction, which is expected to occur this quarter, is subject to customary conditions including the expiration or termination of the waiting period under the Hart-Scott-Rodino Act.
Edge primarily rents frac stack equipment used to support hydraulic fracturing operations and the associated flow back of frac fluids, proppants, oil and natural gas. It also provides well testing services, rental equipment such as pumps and power swivels, and oilfield fishing services. Following the close, Edge’s results will be reflected within Key’s existing Fishing & Rental Services line of business, which is included in its U.S. reportable segment.
Key’s Chairman, President, and CEO, Dick Alario, stated, “Edge’s high performance frac stack equipment enjoys strong growth opportunities, particularly in unconventional shale markets. Furthermore, its high revenue and profit per employee fits with our overall investment strategy and should prove beneficial, especially in today’s tight labor market.”
Alario continued, “Edge’s existing business currently generates an annual EBITDA run rate of approximately $65 million. With the expansion into the Eagle Ford shale that is already underway, Edge believes its EBITDA run rate will be approximately $80 million by year-end 2011. We anticipate Edge’s business to be accretive to Key’s margins and earnings beginning in 2011. With Edge’s experienced oilfield industry veterans, we intend to aggressively expand Edge’s service offerings across Key’s existing infrastructure, particularly in emerging unconventional shale markets.”
Edge’s CEO, Darrell Brewer, stated, “We look forward to becoming a part of Key, a high quality, industry leading company, where we can better leverage our business potential via Key’s extensive U.S. footprint and financial resources and where our employees will continue to enjoy a bright future.”
Greenhill & Co. acted as advisor to Key Energy Services, Inc. for this transaction. Tudor, Pickering, Holt & Co. Securities, Inc. acted as advisor to Edge Oilfield Services, L.L.C. and Summit Oilfield Services, L.L.C.
1301 McKinney Street, Suite 1800, Houston, TX 77010

Key Energy Services, Inc.

News Release
Second Quarter 2011 Conference Call Information
Key Energy Services will release second quarter 2011 financial results after market close on Thursday, July 28, 2011. Key management will host a conference call to discuss its second quarter 2011 financial results on Friday, July 29, 2011 at 10:00 a.m. CDT. To access the call in the U.S. and Canada dial 888-794-4637. International callers should dial 660-422-4879. All callers should ask for the “Key Energy Services Conference Call” or provide the access code 65117234. The conference call will also be available live via the internet. To access the webcast, go to www.keyenergy.com and select “Investor Relations.” A telephonic replay of the conference call will be available on Friday, July 29, 2011, beginning two hours after the completion of the conference call and will remain available for one week. To access the replay, call 800-642-1687. The access code for the replay is 65117234. The replay will also be accessible at www.keyenergy.com under “Investor Relations” for a period of at least 90 days.
About Key Energy Services
Key Energy Services is the largest onshore, rig-based well servicing contractor based on the number of rigs owned. Key provides a complete range of well intervention services and has operations in all major onshore oil and gas producing regions of the continental United States and internationally in Mexico, Colombia, the Middle East, Russia, and Argentina.
Financial Information of Proposed Acquisition
The financial information of Edge Oilfield Services, L.L.C. and Summit Oilfield Services, L.L.C. contained in this news release was provided by Edge. If the transaction with Edge closes, additional financial information will be provided by Key in its filings with the Securities and Exchange Commission.
The term “EBITDA” contained in this news release means, with respect to Edge, income or loss before interest, taxes, depreciation and amortization. “EBITDA” as used herein is determined in a manner substantially similar to the way in which Key determines “adjusted EBITDA” as defined in Key’s quarterly and annual earnings releases.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on Key’s current expectations, estimates and projections about Key, its industry, its management’s beliefs and certain assumptions made by management, and include statements regarding expected increases in activity. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these “forward-looking statements” are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.
Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks associated with closing the Edge acquisition within the time frame anticipated, risks associated with integration of its operations into Key’s operations, risks associated with achieving the financial performance anticipated by the Edge acquisition, including without limitation the forecasted EBITDA performance for 2011, risks affecting activity levels for Key’s services, including the possibility that the perceived cyclical recovery or future growth opportunities in Key’s industry may not materialize and may not result in activity increases; risks that Key’s customers may not increase, or may
1301 McKinney Street, Suite 1800, Houston, TX 77010

Key Energy Services, Inc.

News Release
even decrease, their activity levels; risks relating to changes in the demand for or the price of oil and natural gas; risks relating to increases in costs of labor, fuel, equipment and supplies employed and used in Key’s businesses; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks affecting Key’s foreign operations, including risks related to forecasted increases of activity levels in Mexico or fulfillment by PEMEX of the new workover contract, other risks affecting Key’s foreign operations, and risks that Key may not be able to achieve its overall international growth and mobilization strategy; risks that Key may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting Key’s ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.
Because such statements involve risks and uncertainties, Key’s actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect Key’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, Key also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that Key files periodically with the Securities and Exchange Commission.
1301 McKinney Street, Suite 1800, Houston, TX 77010